Subsequent and relevant events	6 Months Ended
Jun. 30, 2026
Subsequent and relevant events
Subsequent and relevant events
32.	Subsequent and relevant events
-	Cybersecurity Incident

On July 17, 2026, Ecopetrol S.A. informed that it had been the victim of a cybersecurity incident in which an external threat actor gained unauthorized access to and unlawfully exfiltrated information relating to 15 companies within the Ecopetrol Group. Subsequently, on July 27, 2026, the Company announced that a portion of such information had been publicly disclosed by the perpetrators of the incident.

In response, Ecopetrol promptly activated its cybersecurity incident management and response protocols and continued to undertake containment, investigation, and assessment activities. These efforts were being carried out in coordination with Colombia’s Office of the Attorney General (Fiscalía General de la Nación, by its name in Spanish), specifically through its Cybercrime Unit, and with the Ministry of Information and Communications Technologies (MinTIC, by its acronym in Spanish).

The cybersecurity incident was formally closed on September 30, 2026. Based on the assessment completed as part of the incident response process, the Company did not identify any financial impact or operational disruption resulting from the incident.

-	Successful acquisition of control of Brava Energía S.A. and obtention of a short-term credit facility

On August 5, 2026, Ecopetrol S.A. announces that its Brazilian subsidiary, Ecopetrol Investimentos Do Brasil LTDA, successfully concluded the auction for the Voluntary Public Tender Offer on the B3 market in Brazil. The auction was for the acquisition of 116,110,717 common shares of Brava Energía S.A., representing approximately 25% of its share capital, following the fulfillment of all applicable regulatory requirements and conditions precedent. The transaction met with strong market interest, resulting in a favorable outcome consistent with the initial terms offered.

The Company was proceeding with the steps to settle and pay for the Voluntary Public Tender Offer on August 17, 2026, and, on that same date, finalized the Share Purchase Agreement signed on April 23, 2026, with a group of significant shareholders holding an approximately 26% stake. Both actions were carried out in compliance with all procedures stipulated in the agreements and applicable regulations.

With that transaction, Ecopetrol acquired 51% of the outstanding shares of Brava Energia, thus obtaining control of the company. The consideration paid was USD 1,123 million.

Brava is an independent oil and gas company focused on the exploration, production, refining, import, and export of oil, natural gas, and other liquid hydrocarbons in Brazil and abroad. As of June 30, 2026, Brava conducts its operations through 12 wholly owned direct and indirect subsidiaries located in Brazil, the Netherlands, Luxembourg, and Switzerland, including entities engaged in upstream operations, offshore services, energy infrastructure, and trading.

Due to the proximity of the closing of the Brava transaction and the issuance of these financial statements, Ecopetrol Group is unable to determine if the transaction will result in the recognition of any goodwill or gain on bargain purchase in financial statements.

Ecopetrol Group is also unable to disclose the fair value of the receivables, the gross contractual amounts receivable; and the best estimate at the acquisition date of the contractual cash flows not expected to be collected, the amounts recognized as of the acquisition date for each major class of assets acquired and liabilities assumed, the amounts of revenue and profit or loss of the acquiree since the acquisition date up to the issuance date of these unaudited interim condensed consolidated financial statements.

Upon the completion of the purchase price allocation, we will recognize any contingent liability recognized in accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets. However, Ecopetrol Group is unable to determine at this point if any contingent liability would require recognition in Ecopetrol consolidated financial statements.

Also, Ecopetrol is performing tax analysis to determine the impact for tax purposes of this acquisition. At this point, we are unable to determine if the transaction will have any tax implication on the Ecopetrol consolidated financial statements.

According to IFRS 3, Business combinations, applying the acquisition method implies identifying the assets acquired and liabilities assumed and measure them at fair value on the acquisition date, subject to certain exceptions. For each kind of asset or liability, fair value methodologies are applied considering the observable inputs and elements described in IFRS 13 – Fair value measurement.

The Ecopetrol Group accounts for business combinations using the acquisition method. Identifiable assets acquired and liabilities assumed are initially measured at fair value on the acquisition date.

The cost of an acquisition is measured as the aggregate of the consideration transferred, which is measured at acquisition date fair value, and the amount of any non-controlling interests in the acquiree. For each business combination, the Ecopetrol Group elects whether to measure the non-controlling interest in the acquiree at fair value or at the proportionate share of the acquiree’s identifiable net assets. Acquisition-related costs are expensed as incurred and included in administrative expenses.

The Ecopetrol Group determines that it has acquired a business when the acquired set of activities and assets include an input and a substantive process that together significantly contribute to the ability to create outputs. The acquired process is considered substantive if it is critical to the ability to continue producing outputs, and the inputs acquired include an organized workforce with the necessary skills, knowledge, or experience to perform that process or it significantly contributes to the ability to continue producing outputs and is considered unique or scarce or cannot be replaced without significant cost, effort, or delay in the ability to continue producing outputs.

When Ecopetrol Group acquires a business, it assesses the financial assets and liabilities assumed for appropriate classification and designation in accordance with the contractual terms, economic circumstances and pertinent conditions as at the acquisition date.

Goodwill is initially measured at cost (being the excess of the aggregate of the consideration transferred and the amount recognized for non-controlling interests and any previous interest held over the net identifiable assets acquired and liabilities assumed). If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, the Ecopetrol Business Group re-assesses whether it has correctly identified all of the assets acquired and all of the liabilities assumed and reviews the procedures used to measure the amounts to be recognized at the acquisition date. If the reassessment still results in an excess of the fair value of net assets acquired over the aggregate consideration transferred, then the gain is recognized in profit or loss.

After initial recognition, goodwill is measured at cost less any accumulated impairment losses. For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of Ecopetrol Business Group’s cash-generating units that are expected to benefit from the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those units.

Where goodwill has been allocated to a cash-generating unit (CGU) and part of the operation within that unit is disposed of, the goodwill associated with the disposed operation is included in the carrying amount of the operation when determining the gain or loss on disposal. Goodwill disposed in these circumstances is measured based on the relative values of the disposed operation and the portion of the cash-generating unit retained.

To finance the Brava transaction, Ecopetrol Capital AG, a subsidiary of Ecopetrol S.A. organized under the laws of Switzerland, entered a short-term credit facility governed by the laws of the State of New York on August 5, 2026 (the “Brava Bridge Loan”).

On August 2026, Ecopetrol Capital AG entered an intercompany loan with Ecopetrol Investimento do Brasil to fund the acquisition. The Brava Bridge Loan was entered into among, inter alia, Ecopetrol Capital AG, as borrower, Ecopetrol S.A., as guarantor, UMB Bank, National Association, as administrative agent and certain lenders, including certain affiliates of Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, for an aggregate amount of up to US$1,190 million, with a maturity date falling approximately 360 days after disbursement thereof, and an annual interest rate increasing from Term SOFR (3M) plus 1.25% to 2.125%. This loan will be refinanced through a structure comprising a combination of long-term debt and equity, with the aim of maintaining a sustainable capital structure consistent with the Company’s leverage targets and credit rating.

-	Acquisition of control of IE Madeira

On July 31, 2026, ISA Energía Brasil S.A., a subsidiary of ISA, completed an equity interest exchange transaction with AXIA Energia S.A. and AXIA Energia Nordeste S.A., through which it obtained exclusive control of Interligação Elétrica do Madeira S.A. (“Madeira”).

The acquisition is part of ISA’s strategy aimed at simplifying corporate structures, strengthening control over strategic assets, and improving the operational and financial efficiency of its transmission businesses in Brazil. The transaction enabled the consolidation of control over Madeira—one of the most significant High Voltage Direct Current (HVDC) systems in Latin America—thereby eliminating constraints stemming from a shared governance model and facilitating the realization of operational, financial, and management efficiencies.

As an integral part of the transaction, ISA Energía Brasil acquired AXIA’s 49% interest in Madeira and, simultaneously, transferred to those shareholders its entire 51% interest in Interligação Elétrica Garanhuns S.A. (“Garanhuns”), together with the other components of consideration contractually agreed upon.

The transaction was previously authorized by the competent Brazilian regulatory authorities, including ANEEL (Agência Nacional de Energia Elétrica) and CADE (Conselho Administrativo de Defesa Econômica), and resulted in the termination of the shareholders’ agreements that supported the existing joint control over both entities.

As a result of the transaction, ISA Energía Brasil transitioned from exercising joint control over Madeira to obtaining exclusive control of 100% of that entity. The transaction was accounted for as a business combination achieved in stages in accordance with IFRS 3 Business Combinations.

For purposes of IFRS 3, the acquisition date was July 31, 2026, the date on which ISA Energia Brasil obtained control of Madeira and the contractual closing of the transaction was completed.

Prior to the transaction, ISA Energía Brasil held a 51% interest in Madeira and shared control with AXIA through shareholders’ agreements. Accordingly, the investment was classified as a joint venture and accounted for using the equity method.

Due to the proximity of the closing of the Madeira transaction and the issuance of these financial statements, Ecopetrol Group is unable to determine if the transaction will result in the recognition of any goodwill or gain on bargain purchase in financial statements.

Finally, as an integral part of the transaction related to the acquisition of control of IE Madeira, ISA Energía Brasil transferred its 51% interest in Garanhuns.